Exhibit 99.2

PRESS RELEASE

Marvell Technology Group Ltd. Announces Commencement of

Exchange Offers and Consent Solicitations for Senior Notes

Santa Clara, California, April 5, 2021 – Marvell Technology Group Ltd. (NASDAQ: MRVL) (“Marvell”) announced today that its wholly owned subsidiary, Marvell Technology, Inc. (“MTI”), commenced private exchange offers to certain eligible holders (each, an “Exchange Offer,” and collectively, the “Exchange Offers”) for: (i) any and all outstanding 4.200% Senior Notes due 2023 issued by Marvell (the “Marvell 2023 Notes”) for up to an aggregate principal amount of $500.0 million of new 4.200% Senior Notes due 2023 issued by MTI (the “MTI 2023 Notes”) and (ii) any and all outstanding 4.875% Senior Notes due 2028 issued by Marvell (the “Marvell 2028 Notes” and, together with the Marvell 2023 Notes, the “Marvell Notes”) for up to $500.0 million of new 4.875% Senior Notes due 2028 issued by MTI (the “MTI 2028 Notes” and, together with the MTI 2023 Notes, the “MTI Notes”).

The Exchange Offers are being conducted in connection with the previously announced proposed acquisition of Inphi Corporation (“Inphi”), which is currently expected to close in April 2021, pending approval by Inphi’s stockholders and Marvell’s shareholders, as well as satisfaction of customary closing conditions. Pursuant to the Agreement and Plan of Merger and Reorganization, dated October 29, 2020 (the “Merger Agreement”), by and among Marvell, MTI, Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of MTI (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MTI (“Delaware Merger Sub”), and Inphi, a Delaware corporation, (i) Bermuda Merger Sub will be merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of MTI; and (ii) Delaware Merger Sub will be merged with and into Inphi (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”), with Inphi continuing as a wholly owned subsidiary of MTI.

The following table sets forth the Exchange Consideration (as defined below), Early Participation Premium (as defined below) and Total Consideration (as defined below) for each series of Marvell Notes:

Aggregate Principal Amount	Series of Marvell Notes	CUSIP/ISIN	Series of MTI Notes	Exchange Consideration(1)		Early Participation Premium(3)	Total Consideration(4)
				MTI Notes (principal amount)(2)	Consent Payment	MTI Notes (principal amount)(2)	MTI Notes (principal amount)(2)	Consent Payment
$500,000,000	4.200% Senior Notes due 2023	57385L AA6 / US57385LAA61	MTI 4.200% Senior Notes due 2023	$970	$1.00 in cash	$30	$1,000	$1.00
$500,000,000	4.875% Senior Notes due 2028	57385L AB4 / US57385LAB45	MTI 4.875% Senior Notes due 2028	$970	$1.00 in cash	$30	$1,000	$1.00

(1)	For each $1,000 principal amount of Marvell Notes (as defined below) validly tendered (and not validly withdrawn) at or prior to the Expiration Date (as defined below).
(2)	The term “MTI Notes” refers, in each case, to the series of MTI Notes corresponding to the series of Marvell Notes of like tenor and coupon.
(3)	For each $1,000 principal amount of Marvell Notes validly tendered (and not validly withdrawn) at or prior to the Early Participation Date and accepted for exchange.
(4)	Includes the Early Participation Premium for Marvell Notes validly tendered (and not validly withdrawn) at or prior to the Early Participation Date and accepted for exchange.

Concurrently with the Exchange Offers, MTI, on behalf of Marvell, is soliciting consents with respect to each series of Marvell Notes (each, a “Consent Solicitation,” and collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture, dated as of June 22, 2018 (the “Marvell Base Indenture”), as amended by a first supplemental indenture, dated as of June 22, 2018 (the “Marvell First Supplemental Indenture” and, together with the Marvell Base Indenture, the “Marvell Indenture”), between Marvell and U.S. Bank National Association, as trustee (the “Marvell Trustee”), pursuant to which the Marvell Notes were issued. Such proposed amendments (the “Proposed Amendments”) include eliminating (i) substantially all of the restrictive covenants in the Marvell Indenture, (ii) any restrictions on Marvell in the Marvell Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person and (iii) certain of the events that may lead to an “Event of Default” in the Marvell Indenture (other than for the failure to pay principal, premium or interest). The Proposed Amendments with respect to each series of the Marvell Notes under the Marvell Indenture are identical and require the consent of the holders of not less than a majority in principal amount of such series of the Marvell Notes outstanding. If the requisite consents with respect to a particular series of Marvell Notes under the Marvell Indenture have been received, Marvell and the Marvell Trustee may execute and deliver one or more supplemental indentures relating to the Proposed Amendments to the applicable series of Marvell Notes, which will be effective upon execution but will only become operative upon the settlement date of the applicable Exchange Offer.

MTI may complete either Exchange Offer even if valid consents sufficient to effect the Proposed Amendments to the Marvell Indenture for either or both series of Marvell Notes are not received. Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offer and Consent Solicitation, although MTI may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by MTI with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, MTI may amend the terms of either Exchange Offer without amending the terms of the other Exchange Offer.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum dated April 5, 2021, and are conditioned upon the closing of the Mergers, which condition may not be waived by MTI, and certain other conditions that may be waived by MTI. Each Exchange Offer and each Consent Solicitation will expire at 11:59 p.m., New York City time, on April 30, 2021, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). To be eligible to receive the Total Consideration (as defined below), eligible holders of the Marvell Notes must validly tender and not withdraw their Marvell Notes at or prior to 5:00 p.m., New York City time, on April 16, 2021, unless extended or terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended for such Exchange Offer and Consent Solicitation, the “Early Participation Date”). Tenders of Marvell Notes in the Exchange Offers may not be withdrawn at any time after 5:00 p.m., New York City time, on April 16, 2021 (such date and time, the “Withdrawal Deadline”), which is the Early Participation Date. Consents in the Consent Solicitations may not be revoked after the earlier of (i) the Early Participation Date and (ii) the date the applicable supplemental indenture to the Marvell Indenture implementing the applicable Proposed Amendments is executed. Eligible holders may not deliver a consent in a Consent Solicitation without tendering Marvell Notes of the applicable series in the applicable Exchange Offer. If an eligible holder tenders Marvell Notes in an Exchange Offer, such eligible holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Marvell Notes, to the Proposed Amendments. The settlement date will be as soon as practicable after the Expiration Date and is expected to occur on or about May 4, 2021.

For each $1,000 principal amount of Marvell Notes validly tendered (and not validly withdrawn) at or prior to the Early Participation Date, eligible holders of Marvell Notes will be eligible to receive $1,000 principal amount of MTI Notes of the applicable series, plus a consent payment of $1.00 in cash (the “Total Consideration”). The Total Consideration includes an early participation premium, payable in MTI Notes, equal to $30.00 for each $1,000 principal amount of Marvell Notes validly tendered (the “Early Participation Premium”). To be eligible to receive the Total Consideration, eligible holders must have validly tendered (and not validly withdrawn) their Marvell Notes at or prior to the Early Participation Date. For each $1,000 principal amount of Marvell Notes validly tendered (and not validly withdrawn) after the Early Participation Date but at or prior to the Expiration Date, eligible holders of Marvell Notes will be eligible to receive $970 principal amount of MTI Notes of the applicable series, plus a consent payment of $1.00 in cash (the “Exchange Consideration”).

No accrued and unpaid interest is payable upon acceptance of any Marvell Notes in the Exchange Offers and Consent Solicitations. The first interest payment on any MTI Notes will include the accrued and unpaid interest on the Marvell Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Marvell Notes not been tendered in the Exchange Offers and Consent Solicitations.

The MTI Notes will be the general, unsecured senior obligations of MTI and will rank equally in right of payment with all of its existing and future unsecured senior indebtedness.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Marvell Notes who properly complete and return an eligibility certification confirming that they are either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or not a “U.S. person” and outside the United States under Regulation S under the Securities Act for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, by telephone at (866) 796-6867 (U.S. toll-free) or (212) 269-5550 (banks and brokers), or by email at marvell@dfking.com. The eligibility certification is also available by contacting D.F. King & Co., Inc. at the information above.

The MTI Notes have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

About Marvell

To deliver the data infrastructure technology that connects the world, we’re building solutions on the most powerful foundation: our partnerships with our customers. Trusted by the world’s leading technology companies for 25 years, we move, store, process and secure the world’s data with semiconductor solutions designed for our customers’ current needs and future ambitions. Through a process of deep collaboration and transparency, we’re ultimately changing the way tomorrow’s enterprise, cloud, automotive, and carrier architectures transform—for the better.

Marvell and the M logo are registered trademarks of Marvell and/or its affiliates in the United States and/or elsewhere. Other names and brands may be claimed as the property of others.

Investor Contacts:

Marvell Investor Relations:

Ashish Saran

408-222-0777

ir@Marvell.com

Additional Information and Where to Find It

This press release relates to a proposed transaction between Marvell and Inphi. In connection with the proposed transaction, on March 11, 2021, MTI filed a registration statement on Form S-4 (File No. 333-251606) with the Securities and Exchange Commission (“SEC”), which included a joint proxy statement of Marvell and Inphi and a prospectus of MTI. The registration statement on Form S-4 has been declared effective by the SEC and a definitive joint proxy statement/prospectus has been sent to all Inphi stockholders and all Marvell shareholders who held shares as of the record date. Each party may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF INPHI AND INVESTORS AND SECURITY HOLDERS OF MARVELL ARE URGED TO READ THE REGISTRATION STATEMENT, DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Marvell shareholders and Inphi stockholders may obtain free copies of the definitive joint proxy statement/prospectus and other documents that are filed or will be filed with the SEC by Marvell, Inphi or MTI through the website maintained by the SEC at www.sec.gov. The documents filed by Marvell with the SEC also may be obtained free of charge at Marvell’s website at www.marvell.com or upon written request to Marvell Technology Group Ltd. at 5488 Marvell Lane, Santa Clara, CA 95054. The documents filed by Inphi with the SEC also may be obtained free of charge at Inphi’s website at www.inphi.com or upon written request to Inphi Corporation at 110 Rio Robles, San Jose, California 95134. Information available on, or accessible through, their respective websites is not incorporated by reference herein.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements with respect to the proposed transaction between Marvell, Inphi and MTI, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, integration efforts related to the transaction, regulatory approvals and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or our ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; other factors impacting the semiconductor industry such as supply chain disruptions or component shortages that may impact the production of Marvell or Inphi products or may impact the price of components which in turn may impact margins on any impacted products and any constrained availability from other electronic suppliers impacting Marvell or Inphi customers’ ability to ship their products, which in turn may adversely impact sales to those customers; our ability to obtain or consummate financing or any refinancing related to the transactions upon acceptable terms or at all; risks related to the incurrence of indebtedness in connection with the transaction; litigation relating to the proposed transaction instituted against Marvell and Inphi and their respective directors or officers; the risk that disruptions from the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; the ability of Marvell or Inphi to retain and hire key personnel; our ability to protect our intellectual property; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; risks relating to the value of the shares to be issued in the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the impact of public health crises, such as pandemics (including the coronavirus (“COVID-19”) pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; risks related to the impact on Marvell’s and Inphi’s business of the COVID-19 pandemic, which have impacted, and may continue to impact, Marvell’s and Inphi’s workforce and operations and the transportation and manufacturing of Marvell’s and Inphi’s products; risks related to the impact of the COVID-19 pandemic, which have impacted, and may continue to impact the operations of Marvell’s and Inphi’s customers, distributors, vendors, suppliers, and partners; increased disruption and volatility in the capital markets and credit markets as a result of the COVID-19 pandemic, which could adversely affect Marvell’s and Inphi’s liquidity and capital resources; the impact of the COVID-19 pandemic, or other future pandemics, on the U.S. and global economies; disruptions caused by the COVID-19 pandemic resulting in worker absenteeism, quarantines and restrictions on Marvell’s and Inphi’s employees’ ability to work, innovate, collaborate, and travel; the effects that the current credit and market conditions caused by, or resulting from, the COVID-19 pandemic could have on the liquidity and financial condition of Marvell’s or Inphi’s customers and suppliers, including any impact on their ability to meet their contractual obligations; legislative, regulatory and economic developments affecting Marvell’s or Inphi’s businesses; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Marvell, MTI and Inphi operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; the risk of downturns in the highly cyclical semiconductor industry; failure to receive the approval of the securityholders of Marvell and/or Inphi; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Marvell’s business described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Marvell from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Marvell gives no assurance that Marvell will achieve its expectations.